Exhibit 10.3

SUBSCRIPTION INSTRUCTIONS

SKYLAB USA, INC.

A. Instructions.

Each person considering subscribing for shares of common stock (the “Shares”) of Skylab USA, Inc. (the “Company”) in the Company’s public offering (the “Offering”) should review the following instructions:

Subscription Agreement: Please complete, execute and deliver to the Company the following Subscription Agreement (the “Subscription Agreement”). The Company will review the materials and, if the subscription is accepted, the Company will execute the Subscription Agreement and return one copy of the materials to you for your records.

The Company shall have the right to accept or reject any subscription, in whole or in part. Subscriptions will be accepted or rejected within 48 hours of our having received them.

An acknowledgment of the acceptance of your subscription will be returned to you promptly after acceptance.

Payment:

(a) Payment for the amount of the Shares subscribed for shall be made at the time of delivery of the properly executed Subscription Agreement by check or certified funds to the Company at the address set forth in Section 2(c)(i) of the Subscription Agreement or via wire transfer using the wire transfer instructions set forth in Section 2(c)(ii) of the Subscription Agreement.

(b) The closing of the offering of the Shares (the “Closing”) is scheduled on or about [__________ __, 2019] (twelve (12) months after the effectiveness of the registration statement by which the Shares are registered under U.S. federal securities laws), unless (i) all the Shares are sold before that date, (ii) the Company extends the Offering period or (iii) the Company otherwise elects to close the offering early or cancel it, in each case in the Company’s sole discretion.

(c) There is no minimum aggregate amount of Shares which must be sold as a condition precedent to the Closing. All funds received by the Company from accepted subscriptions for Shares will be immediately available to the Company for general business purposes.

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B. Communications.

All documents should be forwarded to:

Skylab USA, Inc.

Attn: Mr. Dean Grey, CEO

5600 Avenida Encinas

Carlsbad, CA 92008

THE PURCHASE OF SHARES OF SKYLAB USA, INC. INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

EVERY POTENTIAL INVESTOR PRIOR TO ANY INVESTMENT OR PURCHASE OF SKYLAB USA, INC.’S SHARES SHOULD READ THE PROSPECTUS RELATING TO THIS OFFERING.

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SUBSCRIPTION AGREEMENT

Skylab USA, Inc.

Attn: Mr. Dean Grey, CEO

5600 Avenida Encinas

Carlsbad, CA 92008

Gentlemen:

The undersigned (the “Subscriber”) acknowledges and understands that:

A.	Skylab USA, Inc., a Florida corporation (the “Company”) is offering (the “Offering”) for sale up to an aggregate of 25,000,000 shares (“Shares”) of its common stock, par value $0.001 per share (the “Common Stock”) pursuant to the Registration Statement on Form S-1 (File No. 333-224932) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) (including the prospectus contained therein (the “Prospectus”)) containing information regarding the Shares and terms of the Offering that has been declared effective by the Commission on [_______________ __, 2018].

B.	Unless terminated earlier by the Company, in its sole discretion, the Offering is scheduled to terminate on or about [______________ __, 2019] (twelve (12) months after the effectiveness of the Registration Statement, unless all the Shares are sold before that date, the Company extends the offering period or the Company otherwise elects to close the offering early or cancel it, in each case in the Company’s sole discretion (the “Offering Period”).

C.	There is no minimum aggregate amount of Shares which must be sold as a condition precedent to the closing of the Offering. All funds received by the Company from accepted subscriptions for Shares will be immediately available to the Company for general business purposes.

1.    Subscription. The Subscriber hereby subscribes for the number of Shares set forth below for the aggregate subscription price for the Shares set forth below (the “Subscription Amount”).

2.    Subscription Procedures. To subscribe, the Subscriber must:

a)	Complete and sign this Subscription Agreement;

b)	Return the completed and signed Subscription Agreement to the Company at the following address:

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Skylab USA, Inc.

5600 Avenida Encinas

Carlsbad, CA 92008

and

c)	Either (i) deliver a check or certified funds payable to “Skylab USA, Inc.” to the address set forth above for an amount equal to the Subscription Amount; or (ii) wire funds in an amount equal to Subscription Amount using the following wire transfer instructions:

Skylab USA, Inc. WIRE TRANSFER INSTRUCTIONS

_____________________________

_____________________________

_____________________________

Federal Wire ABA/Routing: ____________________

Swift Number: ________________ (International Wires only)

ACH Routing number: __________________

Account number: ________________

Skylab USA, Inc.

5600 Avenida Encinas

Carlsbad, CA 92008

3.    Representations, Warranties and Covenants of the Subscriber. Subscriber hereby represents, warranties and covenants with and to the Company as follows:

(a)    Subscriber is of legal age, as determined by the laws of his or her country of residence and is under no legal disability nor is Subscriber subject to any order which would prevent or interfere with its execution or delivery of this Agreement.

(b)    Subscriber has received a copy of the Prospectus dated [____________ ___, 2018], or the Company has made available to the Subscriber an electronic version thereof as filed by the Company with the Commission, prior to or in connection with the execution of this Agreement.

(c)    The Subscriber acknowledges and agrees that the subscription hereunder is irrevocable, except as required by applicable law, and that this Agreement shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of his heirs, executors, administrators, successors, legal representatives and permitted assigns.

(d)    The Subscriber understands that the subscription made hereby is not binding upon the Company until accepted by the Company, as evidenced by the delivery to the Subscriber of the Company’s signed counterpart to this Agreement executed by a duly authorized officer of the Company, and that the Company has the right to accept or reject this subscription, in whole or in part, in its sole and complete discretion.

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(e)    The Subscriber understands that (i) if this subscription is rejected in whole, the Company shall return to Subscriber, without interest, the payment tendered by Subscriber for the Shares, in which case the Company and Subscriber shall have no further obligation to each other hereunder or (ii) in the event of a partial rejection of this subscription, Subscriber’s payment will be returned to Subscriber, without interest, whereupon Subscriber agrees to deliver a new payment in the amount of the purchase price for the number of Shares to be purchased hereunder following a partial rejection of this subscription.

(f)    Except as set forth in the Prospectus, no representations or warranties, oral or otherwise, have been made to Subscriber by the Company or any other person, whether or not associated with the Company or the Offering.  In entering into this transaction, Subscriber is not relying upon any information, other than that contained in the Prospectus and the exhibits thereto and the results of any independent investigation conducted by Subscriber at Subscriber’s sole discretion and judgment.

(g)    Subscriber is aware that the purchase of the Shares is a speculative investment involving a high degree of risk and that there is no guarantee that the Subscriber will realize any gain from this investment and that the Subscriber could lose the total amount of the Subscriber's investment.

(h)    Subscriber understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering, or any recommendation or endorsement of the Shares or the Offering.

(i)    FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY:  If the Subscriber is a partnership, corporation, trust, or other entity, (i) the Subscriber has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (ii) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

(j)    The address shown under the Subscriber's signature at the end of this Agreement is the Subscriber's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

(k)    All information herein concerning the Subscriber is correct and complete as of the date this Agreement was executed by the Subscriber.

4.    Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants with and to the Subscriber as follows:

(a)    The Company is duly formed and validly existing under the laws of Florida, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

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(b)    The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

(c)    The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Company.

(d)    The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable.

5.    Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Subscriber.

6.    Entire Agreement. This Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between the parties.

7.    Further Assurances. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

8.    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.    Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Florida, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

10.    Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

11.    Confirmation of Sale. The Subscriber acknowledges and agrees that such Subscriber’s receipt of the Company’s signed counterpart to this Agreement shall constitute written confirmation of the Company’s sale of Shares to such Subscriber.

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SUBSCRIPTION INFORMATION

Subscriber’s Name(s):

Number of Shares subscribed for:

Subscription Amount:
($0.80 x ______________________ (# of Shares Subscribed for)

1. ☐ Individual	6. ☐ IRA of________________

2. ☐ Joint Tenants with Right of Survivorship	7. ☐ Trust

3. ☐ Community Property	8. ☐ As A Custodian For _________________________ Under the Uniform Transfer to Minors Act of the State of _________________________

4. ☐ Tenants in Common	9. ☐ Married with Separate Property

5. ☐ Corporation/Partnership	10. ☐ Keogh of ____________

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SIGNATURE PAGE

EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this ____ day of ____________, 2018.

If the subscription is being made by more than one person, such additional person should complete and execute an additional signature page.

Exact Name in Which Title is to be Held

Signature

Name (Please Print)

Title of Person Executing Agreement

Address: Number and Street

City	State	Zip Code

Social Security Number

ACCEPTANCE OF SUBSCRIPTION.

Agreed and Accepted this _______ day of ____________, 2016:

SKYLAB USA, INC.

By:
Name: Mr. Dean Grey
Title: CEO

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SIGNATURE PAGE

EXECUTION BY SUBSCRIBER WHICH IS A CORPORATION, PARTNERSHIP, TRUST, ETC.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this ____ day of ____________, 2018.

Exact Name in Which Title is to be Held

Signature

Name (Please Print)

Title of Person Executing Agreement

Address: Number and Street

City	State	Zip Code

Tax Identification Number
ACCEPTANCE OF SUBSCRIPTION.

Agreed and Accepted this _______ day of ____________, 2016:

SKYLAB USA, INC.

By:
Name: Mr. Dean Grey
Title: CEO

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